UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 24, 2020

KINDER MORGAN, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35081	80-0682103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Louisiana Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class P Common Stock	KMI	NYSE
1.500% Senior Notes due 2022	KMI 22	NYSE
2.250% Senior Notes due 2027	KMI 27A	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 8.01    Other Events.

On February 24, 2020, Tennessee Gas Pipeline Company, L.L.C. (“TGP”), an indirect, wholly owned subsidiary of Kinder Morgan, Inc. (“KMI”), offered and sold in a private placement under Rule 144A and Regulation S under the Securities Act of 1933, as amended, $1,000,000,000 in aggregate principal amount of its 2.900% Senior Notes due 2030 (the “Notes”).

The Notes are guaranteed by KMI and substantially all of its wholly owned U.S. subsidiaries pursuant to a Cross Guarantee Agreement, which is described in and filed as Exhibit 10.15 to KMI’s Annual Report on Form 10-K for the year ended December 31, 2019. The Notes were offered and sold under a confidential offering memorandum dated February 19, 2020.

The Notes were issued pursuant to an Indenture, dated as of February 24, 2020, between TGP and U.S. Bank National Association, as trustee, as supplemented by the First Supplemental Indenture, dated as of February 24, 2020 (the “Indenture”). The Notes will mature on March 1, 2030.  Interest on the Notes will accrue from February 24, 2020 and will be payable semi-annually in arrears on March 1 and September 1 of each year, beginning on September 1, 2020. TGP may redeem all or a part of the Notes at any time at the applicable redemption prices.

Upon the occurrence of an event of default under the Indenture, which includes payment defaults, defaults in the performance of affirmative and negative covenants and bankruptcy and insolvency related defaults, the obligations of TGP under the Notes may be accelerated, in which case the entire principal amount of the Notes would be immediately due and payable.

TGP expects to use the proceeds from the offering of the Notes to repay intercompany indebtedness owed to KMI, which TGP incurred to repay indebtedness maturing in 2016 and 2017, and for general corporate purposes. The initial purchasers and their related entities have, from time to time, engaged in commercial and investment banking transactions with KMI and its affiliates and provided financial advisory services for KMI and its affiliates in the ordinary course of their business, and may do so in the future. Additionally, the initial purchasers and their related entities have received, and in the future will receive, customary compensation and expense reimbursement for these commercial and investment banking transactions and financial advisory services.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN, INC.

Dated: February 24, 2020	By:	/s/ David P. Michels
David P. Michels Vice President and Chief Financial Officer

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